STOCK PURCHASE AGREEMENT

THIS  STOCK  PURCHASE  AGREEMENT  is  made  and  entered  into  this  18th  day  of  April,  2018  by  and among  Pacific  WebWorks,  Inc.  a  Nevada  corporation  (the  "Company"),  Ban  Siong  Ang,  an  individual  (the

"Purchaser"), and Dan Masters, who owns certain shares in the Company (the “Seller”), for the sale and purchase of  an  aggregate  of  Ten  Million Two  Hundred  Ten  Thousand  Five  Hundred  and Seventeen  (10,210,517)  shares  of the  Company’s  common  stock  (the  “Shares”)  for  an  aggregate  of  Three  Hundred  Thirty-Five  Thousand  U.S.

Dollars ($335,000), representing approximately 98.91% of the issued and outstanding shares of the Company at the

closing  of  the  Securities  Purchase  Agreement   (the  "Total  Purchase  Price"),  subject  to  the  terms  and  conditions contained in this Agreement.

NOW  THEREFORE,  in  consideration  of  the  mutual  promises  contained  herein  and  other  good  and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.    Purchase and Sale. The Seller and Company hereby agree to sell to the Purchaser and the Purchaser, in reliance on  the  representations  and  warranties  contained  herein,  and  subject  to  the  terms  and  conditions  of  this

Agreement,  agree  to  purchase  from  the  Seller  10,210,517  shares  of  Common  Stock  of  the  Company,

representing 98.91% of the Company’s total issued and outstanding Shares for a Total Purchase Price of Three

Hundred  Thirty-Five  Thousand  U.S.  Dollars  ($335,000),  payable  in  immediately  available  funds  in  United

States currency. Purchaser and Seller acknowledge and accept that the trading price of the Shares may decrease or increase subsequent to the sale of the Shares. Purchaser and Seller waive claims to any losses as a result of the sale of the Shares.

2.    Closing. The Closing of the purchase and sale of the Shares shall  occur upon the satisfaction or waiver of all conditions set forth below, but no later than 5 PM EST April 18, 2018, or such other date as may be mutually agreed by the parties in writing.

2.1.  Stock Split and Issuance of 10,000,000 Shares: the Seller and the Company shall:

2.1.1.    Prior to the Closing, cause the Company to complete 1 for  464 reverse stock split  to decrease the  total  issued  and  outstanding  Shares  of  the  Company  to  approximately  322,659  (“Stock

Split”);

2.1.2.    Prior to the Closing and after the Stock Split, cause the Company to issue Ten Million Shares

(10,000,000) to Seller for cancellation of $10,000 of existing debts and obligations owed to the

Seller by the Company.

2.1.3.    At  the  Closing  the  Escrow  Agent  shall  pay  to  Seller  from  sales  proceeds  $48,022.30,  which sum is the total of all remaining debt owed to Seller by the Company, and Seller shall provide escrow  with  a  cancelled  note  evidencing  repayment  of  all  debt  and  obligations  owed  to  the

Seller by the Company.

2.2.  Filing Tax Return: the Seller and the Company shall:

2.2.1.    Prior to the Closing, cause the Company to properly file with the appropriate tax authorities all tax returns relating to taxes and reports required to be filed for all tax periods ending prior to the

Closing Date (defined below), including, but not limited to 2017 tax return, and such filings are true, correct and complete.

2.3.  Seller/Company  Deliverables:  Unless  waived  in  writing  by  Purchaser,  the  Seller  and  the  Company shall:

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2.3.1.    Prior to the Closing, cause the Company to file and mail to each of the Company’s stockholders an information statement required by Rule 14f-1 promulgated under the Exchange Act of 1934,

as amended (the “Exchange  Act”), in connection with the change of control to be effectuated by  the  appointment  of  new  officers  and  directors  at  the  Closing,  which  appointments  will  be effective 10 days after the filing of the Schedule 14f-1;

2.3.2.    Upon the Closing, deliver to the Purchaser

2.3.2.1. By  overnight  delivery,  the  certificates  for  the  Shares,  along  with  a  duly  executed  stock power  and  Company  indemnity  letter  in  lieu  of  medallion  guarantee  for  each  such certificate  (collectively “Sales  Documents”),  and the Company  Books  and  Records  listed in Exhibit A unless otherwise agreed to in writing by the parties;

2.3.2.2. Cause the Company to timely file a Current Report on Form 8-K disclosing the entry by the

Seller of this Agreement;  Confirmation of payment in full of all loans and payables of the

Company, including without limitation, those made by affiliates of the Company;

2.3.2.3.  Signed resignation letters of all existing officers and directors of the Company;

2.3.2.4. Executed Board consents appointing designees of the Purchaser as directors and officers of the Company;

2.3.2.5. All  Edgar  codes  of  the  Company  necessary  to  make  filings  with  the  Securities  and

Exchange Commission;

2.3.2.6. Contact  information  of  service  providers  of  the  Company  necessary  to  comply  with  SEC rules and regulations and to maintain the quotation on over the counter bulletin board listed in Exhibit B;

2.3.2.7. Confirmation from the Company’s auditors that it has received all information and records desirable  and  necessary  to  review  the  financial  statements  (and  notes)  for  the  quarterly period ended December 31, 2017; and

2.3.2.8. Written  confirmation  from  the  Company’s  stock  transfer  agent  that  it  has  received  all documentation  necessary  to  effectuate  the  transfer  of  stock  certificates  representing  the

Shares to the Purchaser, including the issuance of stock certificates representing the Shares to the Purchaser or its designee.

2.4.  Purchaser Deliverables: On the Closing, the Purchaser shall deliver the Purchase Price (subtracted by

$25,000 as it was previously deposited in the escrow) to the Seller in accordance with the wire transfer instructions  found  in  the  escrow  agreement  entered  into  between  Seller  and  Purchaser  on  March  20,

2018, amended on March 31, 2018 (the “Escrow Agreement”).

2.5.  If in any event the Closing does not occur prior to or on April 19, 2018 or any other dates agreed upon by the parties, the Seller shall cause the Escrow Agent, as defined in the Escrow Agreement, to return any and all funds deposited by the Purchaser with the Escrow Agreement prior to or on April 19, 2018 in connection with this Agreement.

3.    Resignation  of  Old  and  Appointment  of  New  Board  of  Directors  and  Officers.  The  Company  and  the  Seller

shall  take  such  corporate  action(s)  and  make  such  SEC  filings  on  Schedule  14F-1  in  compliance  with  the

Exchange  Act  Rules  and  as  otherwise  required  by  the  Company  Articles  of  Incorporation  and/or  Bylaws  to

duly (a) appoint the below named persons to their respective positions, to be effective  ten days after filing of the Schedule 14f-1, and (b) obtain and submit  to the  Purchaser, together  with all required corporate action(s)

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the resignation of all members of the board of directors, and any and all corporate officers, all of which actions shall  be certified and delivered  by Seller to the  Purchaser  to be effective  ten days after filing of the Schedule

14f-1 ,in such form and substance satisfactory to the Purchaser. Following the execution of this Agreement and through  the  date  of  effectiveness  of  such  resignations,  no  other  officers  or  directors  shall  be  appointed  or elected to serve the Company except as otherwise expressly provided herein.

Name

Position

Ban Siong Ang

Chairman  of  the  Board,  Chief  Executive  Officer  and

President

Hung Seng Tan

Executive Director

Wendy Wei Li

Chief Financial Officer

4.    Representations  and  Warranties  of  the  Company  and  the  Seller.  Each  of  the  Company  and  Seller  hereby represents and warrants to each of the following as of the date hereof and the Closing Date  :

4.1.

Corporate Existence and Power. The Company is a corporation duly organized and validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation. The Company has the requisite corporate power and authority to carry on its business as presently conducted and as currently proposed  to  be  conducted,  to  own  and  operate  its  properties  and  assets,  to  execute  and  deliver  this

Agreement,  and  to  carry  out  the  provisions  of  this  Agreement.  The  Company  is  duly  qualified  to  do business and is in good standing as a foreign company in all jurisdictions in which the nature of its activities and of its properties makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Company or its business.

4.2.

Subsidiaries.  The  Company  does  not  own  or  control  any  equity  security  or  other  interest  of  any other  corporation,  partnership,  limited  liability  company  or  other  business  entity.  The  Company  is  not  a participant in any joint venture, partnership, limited liability company or similar arrangement.

4.3.

Authorization;  No  Contravention.  The  execution,  delivery  and  performance  by  Seller  of  this

Agreement and the transactions contemplated hereby (a) have been duly authorized by all necessary action of the Seller and the Company, (b) do not violate, conflict with or result in any breach or default of (or with due notice or lapse of time or both would result in any breach, default or contravention of), or the creation of any  lien  under,  any  contractual  obligation  of  the  Seller  or  the  Company  or  any  requirement  of  law applicable  to  the  Company,  and  (c)  do  not  violate  any  judgment,  injunction,  writ,  award,  decree  or  order

(collectively, "Orders") of any governmental  authority against, or binding upon, the Company. There are no  actions,  subpoenas,  suits,  proceedings,  claims,  complaints,  disputes,  arbitrations  or  investigations

(collectively, "Claims") pending, initiated, or, to the knowledge of the Seller, threatened, at law, in equity,

in arbitration or before any governmental authority against the Company.

4.4.

Governmental  Authorization;  Third  Party  Consents.  No  consent,  approval,  authorization,  order,

registration or qualification (each, an "Authorization") of or with any governmental authority or any other person is required for the execution, delivery or performance (including, without limitation, the sale of the

Shares) by, or enforcement against, the Company of this Agreement or the consummation by the Company of  the  transactions  contemplated  by  this  Agreement,  except  (i)  such  Authorizations  as  have  already  been obtained or (ii) as otherwise provided in this Agreement.

4.5.

Capitalization.

4.5.1.   The Company's authorized capital stock consists solely of 150, 000, 000 shares of common stock, of which approximately 10,322, 659 shares will be issued and outstanding at closing, and  no preferred  stock,  of  which  no  shares  is  issued  and  outstanding.  All  shares  of  Company  stock  are owned of record by the shareholders in the amounts set  forth in the Shareholder’s list  delivered at

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closing.  There  are  no  outstanding  dividends,  whether  current  or  accumulated,  due  or  payable  on any of the capital stock of the Company.

4.5.2.   Seller is the legal owner, and has good and marketable title (beneficially and of record) to the  portion  of  the  Shares  he  owns.  All  of  the  Shares,  when  sold  to  the  Purchaser  pursuant  to  this

Agreement,   will   be:   (i)   duly   authorized,   validly   issued,   and   outstanding;   (ii)   fully   paid,

non-assessable, and free of preemptive rights; and (iii) free and clear of any and all pledges, claims,

restrictions,  charges,  liens,  security  interests,  encumbrances,  or  other  interests  of  third  parties  of any nature whatsoever. As of the date hereof: (i) there are no outstanding options, warrants, rights,

commitments,  or  agreements  of  any  kind  for  the  issuance  or  sale  of,  or  outstanding  securities convertible into, any additional shares of capital stock of any class of the Company; (ii) there are no voting  trusts,  voting  agreements,  proxies,  or  other  agreements,  instruments,  or  undertakings  with respect to the voting of any Company securities to which the Company or any of its shareholders is a  party;  and  (iii)  there  are  no  restrictions  on  transfer  of  any  Company  securities  except  for restrictions  imposed  by  applicable  laws  or  by  the  express  terms  of  this  Agreement.  There  are  no contracts, commitments,  understandings  or arrangement  by which the Company is bound to issue additional registered capital, share capital or other securities.

4.6.

Agreements.

Except  for  this  Agreement  and  except  as  disclosed  in  the  Company’s  SEC  Reports,  there  are  no agreements,  understandings,  instruments,  contracts  or  proposed  transactions,  or  judgments,  orders,  writs  or decrees,  to  which  the  Company  is  a  party  or  by  which  it  is  bound.  The  Company  is  not  a  guarantor  or indemnitor of any indebtedness of any other person, party or entity. The Company has not declared or paid any dividends,  or  authorized  or  made  any  distribution  upon  or  with  respect  to  any  class  or  series  of  its  equity securities.

4.7.

Absence  of  Undisclosed  Liabilities.  As  of  the  closing date,  the  Company  had  no  liabilities  which arose, either accrued or contingent, of a nature required to be reflected in the financial statements in accordance with generally accepted accounting principles, and whether due or to become due, which individually or in the aggregate are reasonably likely to have an adverse effect  on the Company.  The Company has fully paid all  debtors, vendors and service providers for all obligations that have become due and payable as of the Closing Date.

4.8.

Absence of Litigation.

There are no lawsuits, actions or administrative, arbitration or other proceedings or governmental investigations ongoing,  pending  or  threatened  against  or  relating  to  the  Company,  or  the  Company's  properties  or  business.  The

Company has not entered into or been subject to any consent decree, compliance order, or administrative order with respect  to  any  property  owned,  operated,  leased,  or  used  by  the  Company.  The  Company  has  not  received  any request for information, notice, demand letter, administrative inquiry, or formal or informal complaint or claim with respect to any property owned, operated, leased, or used by the Company or any facilities or operations thereon.

4.8.1.  The  Company  has  filed  all  tax  returns  required  to  have  been  filed.  All  such  tax  returns  were correct and complete in all material respects. All taxes incurred by the Company whether or not shown on any tax return) have been paid. The Company currently is not the beneficiary of any extension of time within which to  file any tax  return. To the  Company's  knowledge,  no  claim has  been  made  by an  authority in  a jurisdiction where the Company does not file tax returns that it is or may be subject to taxation by that jurisdiction. There are no  actual,  pending  or,  to  the  Company's  or  Seller’s  knowledge,  threatened  liens,  encumbrances,  or  charges against any of the assets of the Company arising in connection with any failure (or alleged failure) to pay any tax  incurred.  The  Company  has  withheld  and  paid  all  taxes  required  to  have  been  withheld  and  paid  in connection  with  amounts  paid  or  incurred  to  any  employee,  independent  contractor,  creditor,  shareholder,  or other third party. To the Company's knowledge, there is no dispute or claim concerning any tax liability of the

Company  either  claimed  or  raised  by  any  authority  in  writing.  The  Company  has  not  waived  any  statute  of

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limitations in respect of taxes or agreed to any extension of time with respect to a tax assessment or deficiency.

4.9.     Financial Statements. The Company's financial statements fairly present the assets of the Company and liabilities of the Company incurred, in each case.

4.10.    Binding Effect. This Agreement has been duly executed and delivered by the Seller, and constitutes the legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as  enforceability  may  be  limited  by  applicable  bankruptcy,  insolvency,  reorganization,  fraudulent  conveyance  or transfer,  moratorium  or  similar  laws  affecting  the  enforcement  of  creditors'  rights  generally  and  by  general principles of equity.

4.11.  Private Offering. No registration of the Shares, pursuant to the provisions of the Securities Act of 1933,

as  amended,  or  any  state  securities  or  "blue  sky"  laws,  will  be  required  by  the  sale  of  the  Shares  in  the  manner contemplated in Section 1 herein. Seller agrees that neither he or she, nor anyone acting on his or her behalf, shall offer to sell the Shares or any other securities of the Company so as to require the registration of the Shares pursuant to the provisions of the Securities Act of 1933, as amended, or any state securities or "blue sky" laws.

4.12.  Disclosure. Seller understands and confirms that Purchaser are relying on the representations, warranties and covenants contained in this Agreement and the disclosures set forth in the reports, forms and other documents filed with the United States Securities Exchange by the Company (collectively, the “SEC Reports”) in entering into this  Agreement.  All  disclosures  contained  in  the  SEC  Reports  or  otherwise  provided  to  Purchaser  regarding  the

Company,  its  businesses  and  the  transactions  contemplated  hereby,  furnished  by  or  on  behalf  of  Seller  or  the

Company are complete, true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

5.     Representations and Warranties of the Purchaser.

The Purchaser represents, warrants, agrees and covenants, to the Seller, as follows:

5.1  Purchaser  is  Not  a  U.S.  Person.  Purchaser  represents  and  warrants  that:  (A)  such  Purchaser  is  not  a  U.S.

person as defined in Rule 902 of Regulation S under the Securities Act (each, “U.S. person”); (B) all offers to acquire  the  Shares  were  made  to  the  Purchaser  while  the  Purchaser  was  outside  the  United  States;  (C)  the

Purchaser’s request to acquire the Shares originated while the Purchaser was outside of the United States, (D)

neither  the  Shares  nor  any  interest  therein  will  be  transferred  within  the  United  States,  its  territories  or possessions or to any U.S. person and (E) the Shares have not been acquired for the benefit of any U.S. person.

5.2. Residency. Purchaser is a resident of the jurisdiction set forth immediately next to Purchaser’s name on the signature page.

5.3.  Limits  on  Transfer  or  Re-sale.  The  Purchaser  acknowledges  and  agrees  that:  (i)  the  sale  of  the  Shares pursuant to this Agreement has not been and is not being registered under the Securities Act or any applicable state securities laws, and the Company hares may not be may not be resold, pledged, assigned, hypothecated or otherwise transferred, with or without consideration (“Transfer”) by any Purchaser unless: (a) the Shares are resold  or  otherwise  Transferred  in  a  subsequent  transaction  pursuant  to  an  effective  registration  statement under the Securities Act, (b) the Purchaser shall have obtained, at its cost, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that the

Shares  to  be  resold  or  Transferred  may  be  resold  or  Transferred  pursuant  to  an  exemption  from  such registration,  (c)  the  Company  hares  are  resold  or  Transferred  to  an  “affiliate”  (as  defined  in  Rule  144 promulgated under the Securities Act (or a successor rule) (“Rule 144”)) of the Purchaser who agrees to sell or otherwise  Transfer  the  Securities  only  in  accordance  with  this  Section  5.03  who  is  a  non  US  Person(d)  the

Shares  are  resold  pursuant  to  Rule  144,  or  (e)  the  Shares  are  resold  pursuant  to  Regulation  S  under  the

Securities  Act  (or  a  successor  rule)  (“Regulation  S”);  (ii)  any  resale  or  Transfer  of  such  Shares  made  in

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reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not  applicable,  any  re-sale  or  transfer  of  such  Shares  under  circumstances  in  which  the  Seller  (or  the  person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities

Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; (iii) neither the Company, nor any Seller, nor any other person is under any obligation to  register  such  Shares  under  the  Securities  Act  or  any  state  securities  laws  or  to  comply  with  the  terms  and conditions  of  any  exemption  thereunder  (in  each  case);  and  (iv)  in  the  absence  of  an  effective  registration statement  under  the  Securities  Act  and  any  applicable  state  securities  laws  applicable  to  the  Shares  or  an exemption from such registration, the Purchaser may have to hold the Shares indefinitely and may be unable to liquidate them in case of an emergency.

5.4  Reliance  on  Exemptions.  The  Purchaser  understands  that  the  Shares  are  being  offered  and  sold  to  it  in reliance  upon  specific  exemptions  from  the  registration  requirements  of  United  States  federal  and  state securities  laws  and  that  the  Company  and  each  Seller  is  relying  upon  the  truth  and  accuracy  of,  and  the

Purchaser’s    compliance    with,    the    representations,    warranties,    agreements,    acknowledgments    and

understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Shares.

5.5.  Restrictions on Transferability. The Purchaser is aware of the restrictions of transferability of the Shares and further understands the certificates shall bear legends substantially similar to the following legend(s).

(a)  THE  SECURITIES  REPRESENTED  BY  THIS  CERTIFICATE  HAVE  NOT  BEEN  REGISTERED

UNDER  THE  SECURITIES  ACT  OF  1933,  AS  AMENDED  (THE  “ACT”),  OR  THE  SECURITIES

LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN

EFFECTIVE   REGISTRATION   STATEMENT   UNDER   APPLICABLE   FEDERAL   AND   STATE

SECURITIES  LAWS  OR   PURSUANT   TO  AN  APPLICABLE  EXEMPTION  FROM,  OR   IN   A

TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE ACT AND

IN  ACCORDANCE  WITH  APPLICABLE  STATE  SECURITIES  LAWS  AS  EVIDENCED  BY  A

LEGAL  OPINION  OF  COUNSEL  TO  THE  TRANSFEROR  TO  SUCH  EFFECT,  WHICH  OPINION

SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

(b)  THE  SHARES  REPRESENTED BY THIS  CERTIFICATE  HAVE  BEEN  SOLD  PURSUANT  TO  AN

EXEMPTION  FROM  REGISTRATION  IN  ACCORDANCE  WITH  REGULATION  “S”  (17  C.F.R.

230.901THROUGH 230.905 AND ITS PRELIMINARY NOTES) UNDER THE SECURITIES ACT OF

1933, AS AMENDED. THE SECURITIES MAY NOT BE OFFERED, SOLD OR TRANSFERRED TO

A  U.S.  PERSON,  OR  FOR  THE  ACCOUNT  OR  BENEFIT  OF  A  U.S.  PERSON,  OR  INTO  THE

UNITED  STATES  EXCEPT  PURSUANT  TO  A  REGISTRATION  STATEMENT,  OR  A  VALID

EXEMPTION  FROM  REGISTRATION  BASED  ON  AN  OPINION  OF  COUNSEL  APPROVED  BY

THE  ISSUER.  HEDGING  TRANSACTIONS  INVOLVING  THESE  SECURITIES  MAY  NOT  BE

CONDUCTED,    DIRECTLY    OR    INDIRECTLY,    UNLESS    IN    COMPLIANCE    WITH    THE

SECURITIES ACT OF 1933, AS AMENDED.

(c)  Any legend required to be placed thereon by any appropriate securities commission or commissioner.

5.6.   Governmental  Review.  The  Purchaser  understands  that  no  United  States  federal  or  state  agency  or  any other government  or governmental  agency has passed upon or made any recommendation or endorsement  of the Shares.

5.7.   Investment  Intent.  The  Purchaser  is  acquiring  the  Shares  for  their  own  account  for  investment,  and  not with  a  view  toward  distribution  thereof.  The  Purchaser  further  represents  that  it  does  not  presently  have  any contract,  undertaking,  agreement  or  arrangement  with  any  person  to  sell,  transfer  or  grant  participations  to such person or to any third person, with respect  to any of the Shares.  The Purchaser represents that it  has not been formed for the specific purpose of acquiring the Shares. The Purchaser acknowledges that an investment

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in the Securities is a high-risk, speculative investment.

5.8.  No  Advertisement.  The  Purchaser  acknowledge  that  it  is  offered  by  the  Company  to  be  in  direct communication with the Seller, and not through any advertisement or general solicitation of any kind.

5.9.  Knowledge  and  Experience.  The  Purchaser  acknowledge  that  they  have  been  encouraged  to  seek  their own legal and financial counsel to assist them in evaluating this purchase. The Purchaser acknowledge that the

Company has given them and Purchaser’ Counsel access to all information relating to the Company’s business that they or any one of them have requested. The Purchaser acknowledge that they have sufficient business and financial  experience,  and  Knowledge  concerning  the  affairs  and  conditions  of  the  Company  so  that  they  can make a reasoned decision as to this purchase of the Shares and are capable of evaluating the merits and risks of this purchase.

5.10.  Authorization;  Enforcement.  This  Agreement  has  been  duly  executed  and  delivered  on  behalf  of  the

Purchaser, and this Agreement constitutes the valid and binding agreement of the Purchaser and is enforceable against  the  Purchaser  in  accordance  with  its  terms,  except  as  enforcement  may  be  limited  by  bankruptcy,

insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and except as may be limited by the exercise of judicial discretion in applying principles of equity.

5.11. Non-Contravention. Neither the execution, delivery or performance of this Agreement by the Purchaser,

nor  the  consummation  by  the  Purchaser  of  the  transactions  contemplated  hereby,  nor  compliance  by  the

Purchaser  with  any  of  the  provisions  of  this  Agreement  shall  (a)  violate  any  provision  of  its  governing documents,  (b)  conflict  with,  result  in  a  breach  of,  constitute  a  default  under,  result  in  the  acceleration  of,

create  in  any  party  the  right  to  accelerate,  terminate,  modify,  or  cancel,  or  require  any  notice  or  consent  or approval under, any note, bond, mortgage, indenture, deed of trust or other agreement, contract or instrument to which the Purchaser is bound or by which the Purchaser or any of its properties or assets may be bound or affected, or (c) result in the imposition of any Lien upon any of the properties or assets of the Purchaser, except in the case of clause (b) and (c), as would not have a material adverse effect on the Purchaser.

5.12.  Litigation.  There  are  no  court,  administrative,  arbitration,  mediation  or  other  proceedings  (including disciplinary proceedings), claims, lawsuits, reviews, formal or informal complaints or investigations, actions,

or  inquiries  of  any  nature  by  any  governmental  authority  or  any  other  Person  (collectively,  “Proceedings”)

pending or, to the actual Knowledge of the Purchaser, threatened against the Purchaser which seeks to restrain or enjoin the consummation of the transactions contemplated by this Agreement.

5.13. Ability to Carry Out Obligations.  The Purchaser, as to itself, has the power, and authority to enter into,

and  perform  its  obligations  under  this  Agreement.  The  execution  and  delivery  of  this  Agreement  by  such

Purchaser  and  the  performance  by  such  Purchaser  of  its  obligations  hereunder  will  not  cause,  constitute,  or conflict  with or result in  any breach or  violation of any of  the provisions  of  or  constitute a  default  under  any agreement to which such Purchaser is a party, or by which such Purchaser is bound.

6.    Indemnification. The Purchaser and its employees, agents and representatives (each of which is an

“Indemnified Party”), shall be indemnified and held harmless by the Seller, from and against any and all losses arising out of or relating to, asserted against, imposed upon or incurred by the Indemnified Parties in connection with or as a result of any breach of a representation or warranty contained in Section 4 of this

Agreement.

7.    Miscellaneous. This Agreement constitutes the entire agreement between the parties hereto and supersedes all prior  agreements  and  discussions  between  Purchaser  and  Seller.  No  waiver  of  any  of  the  provisions  of  this

Agreement  will  be  deemed  to  constitute  a  waiver  of  any  other  provisions  hereof.  This  Agreement  may  be executed by the parties hereto in separate counterparts, each of which will be deemed to be one and the same instrument.  All  claims,  disputes  and  other  matters  in  question  between  the  parties  to  this  Agreement,  arising out of or relating to this Agreement or breach thereof, shall be filed and heard only in the state courts  of New

{HTFL00042113; 4}

York. The Agreement will be government by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.

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{HTFL00042113; 4}

IN   WITNESS      WHEREOF,

the   parties   hereto   have   executed    this   Agreement     as  of   the   date   set  forth    in  the

first    paragraph.

SELLER:

By:   Daniel    Masters

COMPANY:

Pacific     Webworks,

Inc.

A   Nevada     corporation

By:

Name:    Daniel     Masters

Title:    President    and   Chief    Executive     Officer

Address:

PURCHASER:

By:

Name:     Ban   Siong    Ang

Address:

{HTFL000421

13;   1}

9

IN   WITNESS

WHEREOF,

the   parties     hereto    have    executed      this    Agreement

as  of   the   date    set   forth     in   the

first    paragraph.

SELLER:

By:    Daniel     Masters

COMPANY:

Pacific     Webworks,

Inc.

A   Nevada     corporation

By:

Name:     Daniel     Masters

Title:President

and   Chief     Executive

Officer

Address:

PURCHASER:

\

By:     J

Name:  V,an   Siong     Ang

Address:  4thFloor, No. 10 Building,  Xinglin   Bay

Business    Operation     Center,    Jimei    District,      Xiamen

City,     Fujian     Province

361022,      China.

{HTFL000421

13;   2}

EXHIBIT A

Company Books and Records

1. Good standing certificate from Nevada

2. Company Edgar Codes

Executed Board consent appointing Purchaser’s designees to Board and Executive Officers

{HTFL00042113; 3}